UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of report (Date of earliest event reported): October 26, 2016

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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NEVADA	001-33245	04-3850065
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

10375 Professional Circle
Reno, Nevada		89521
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (888) 682-6671

No change since last report
(Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
Item 2.02.    Results of Operations and Financial Condition.
On October 26, 2016, Employers Holdings, Inc. (the “Company”) issued a press release announcing results for the third quarter ended September 30, 2016. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and is being furnished, not filed, under Item 2.02 to this Current Report on Form 8-K.

Section 8 – Other Information
Item 8.01.    Other Events.
On October 26, 2016, the Company announced that its Board of Directors declared a fourth quarter 2016 cash dividend of nine cents per share on the Company’s common stock. The dividend is payable on November 23, 2016 to stockholders of record as of November 9, 2016.

Section 9 – Financial Statements and Exhibits
Item 9.01.    Financial Statements and Exhibits.
99.1    Employers Holdings, Inc. press release, dated October 26, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.
Dated:	October 26, 2016	/s/ Lenard T. Ormsby
Lenard T. Ormsby
Executive Vice President,
Chief Legal Officer and General Counsel

Exhibit Index

Exhibit No.	Exhibit
99.1	Employers Holdings, Inc. press release, dated	October 26, 2016.